Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Jack E. Stover, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2015 of Interpace Diagnostics Group, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 29, 2016	/s/ Jack E. Stover
Interim Chief Executive Officer
(Principal Executive Officer)